UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 9, 2023
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85288
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

First Solar, Inc. (“First Solar”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 9, 2023. A description of each matter voted upon at the Annual Meeting is described in detail in First Solar’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2023. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

Proposal No. 1: To elect twelve members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Nominees	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Michael J. Ahearn	77,170,490	3,664,461	1,168,090	7,999,273
Richard D. Chapman	77,218,454	3,243,970	1,540,617	7,999,273
Anita Marangoly George	80,000,540	452,060	1,550,441	7,999,273
George A. Hambro	76,764,495	3,400,317	1,838,229	7,999,273
Molly E. Joseph	77,091,639	3,380,120	1,531,282	7,999,273
Craig Kennedy	76,321,247	4,141,500	1,540,294	7,999,273
Lisa A. Kro	79,604,677	863,939	1,534,425	7,999,273
William J. Post	73,010,641	7,454,300	1,538,100	7,999,273
Paul H. Stebbins	68,097,884	12,354,883	1,550,274	7,999,273
Michael Sweeney	72,001,626	8,457,825	1,543,590	7,999,273
Mark R. Widmar	79,398,090	1,432,719	1,172,232	7,999,273
Norman L. Wright	76,121,506	4,336,650	1,544,885	7,999,273

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as First Solar’s independent registered public accounting firm for the year ending December 31, 2023.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
85,323,512	4,607,508	71,294	—

Proposal No. 3: To approve, on an advisory basis, the compensation of our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
77,326,619	3,860,544	815,878	7,999,273

Proposal No. 4: To approve, on an advisory basis, the frequency of the advisory vote on the compensation of our named executive officers.

Votes Cast For 1 Year	Votes Cast For 2 Years	Votes Cast For 3 Years	Abstentions	Broker Non-Votes
80,099,216	76,332	1,770,401	57,092	7,999,273

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: May 10, 2023	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

3